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© 2011 Northern Trust Corporation
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Northern Trust
Corporation
Frederick H. Waddell
Chairman & Chief Executive Officer
William Blair & Company
31
st
Annual Growth Stock Conference
The Four Seasons Hotel
Chicago
June 14, 2011
EXHIBIT 99.1

2 William Blair & Company Growth Stock Conference
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2010 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 William Blair & Company Growth Stock Conference
Agenda
Northern Trust Corporation
Excellent Strategic Positioning
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Looking Toward the Future

Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients
Operations & Technology:
Integrated global operating platform
Serving personal and
institutional clients
$1.4 billion in technology
spending, 2008-2010
Personal Financial Services:
Leading advisor to affluent market
$168 billion AUM
$385 billion AUC
Corporate & Institutional Services:
Leading global custodian
$4.0 trillion AUC
$494 billion AUM
Northern Trust Global Investments:
Leading asset manager for
personal & institutional clients
$662 billion AUM
As of March 31, 2011
Client Centric, Highly Focused Business Model
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$4.4T Assets
Under Custody
$662B Assets
Under Mgmt.
4 William Blair & Company Growth Stock Conference

5 William Blair & Company Growth Stock Conference
Excellent strategic positioning
Outstanding client base
Strong and supportive
demographic trends
Continued globalization
fueling international growth
Attractive profitability dynamics
The strategic businesses that Northern Trust has focused on – consistently for many years –
continue to offer compelling and attractive growth opportunities
Client Centric, Highly Focused Business Model
As of March 31, 2011
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$4.4T Assets
Under Custody
$662B Assets
Under Mgmt.

94.0
87.7
104.3
110.4
117.2
134.7
148.3
132.4
145.2
154.4
168.4
2001
2003
2005
2007
2009
1Q 2011

Northern Trust

6 William Blair & Company Growth Stock Conference
Florida
(25)
Texas
(7)
Arizona
(6)
Illinois
(15)
Colorado
(1)
Nevada
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
California
(10)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Wisconsin
(1)
Ohio
(1)
Massachusetts (1)
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides within
a 45-minute drive of Northern Trust offices.
Personal Financial Services
Extensive Reach in the Affluent Market
Investing in the Business:
Strategic hiring to bolster presence around the U.S.
Acquisition of Los Angeles-based Waterline Partners
Continuing to augment investment capabilities
Opening in Washington, D.C. in 2011
Evaluating international opportunities
PFS Assets Under Management
($ Billions)
CAGR +7%
S&P500 CAGR +2%

1.5
1.3
1.9
2.3
2.7
3.3
3.8
2.7
3.3
3.7
4.0
2001
2003
2005
2007
2009
1Q2011

Northern Trust

7 William Blair & Company Growth Stock Conference
The
Americas
CAGR +11%
S&P500 CAGR     +2%
US$EAFE CAGR  +4%
Europe,
Middle East,
and Africa
Asia Pacific
Corporate & Institutional Services
Positioned Globally for Growth
C&IS Assets Under Custody
($ Trillions)
Strategically Positioned
in Three Dynamic Regions
Investing in the Business:
Growing our Global Fund Services business
Acquiring Bank of Ireland Securities Services
Adding hedge fund administration capabilities with the acquisition of Omnium
Building relationships with SWFs, financial institutions, and insurance companies
Continuing to enhance our technology platform to provide innovative solutions

Investing in the Business:
Focusing on international growth through strategic hires and product development
Building exchange traded fund products
Expanding alternative investment capabilities
Driving revenue growth through direct sales of our core capabilities
Assets Under Management: $662.2 Billion
A Diversified Asset Manager
Across Asset Classes Across Client Segments Across Styles
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
$44 Billion
(7%)
$313 Billion
(47%)
Active
$289 Billion
(44%)
Index
Manager
of Managers
$494 Billion
Institutional
$168 Billion
Personal
Equities
$294 Billion
(44%)
Fixed Income
$119 Billion
(18%)
Short
Duration
$233 Billion
(35%)
Other
$16 Billion
(3%)
Other
$16 BN
(2%)
As of March 31, 2011
8 William Blair & Company Growth Stock Conference

northerntrust.com © 2011 Northern Trust Corporation Service Expertise Integrity Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E Looking Toward the Future

10 William Blair & Company Growth Stock Conference
Looking Toward the Future
Acquisitions
Omnium LLC*
Bank of Ireland Securities Services*
Waterline Partners
Strategic office openings
Washington, D.C. in summer 2011
Beijing branch conversion
Technology & product development
Invested $518 million in 2010
Revenue growth
Continuing to win in the marketplace
Positioned to benefit from higher rates
Operational efficiency
Ongoing evolution of integrated, global
operating model
Evaluation of expense base
Pursuing initiatives to slow rate of
expense growth
Investing in the Business Improving Core Earnings Trajectory
* Announced on May 16, 2011 and February 24, 2011, respectively.

11 William Blair & Company Growth Stock Conference
Evolution of Global Operating Model
North America
8,645/91%
7,248/80%
8,243/63%
Europe,
Middle East & Africa
789/8%
1,682/19%
2,297/18%
Asia Pacific
61/1%
110/1%
2,498/19%
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago
FTE Staff
2000
2005
1Q2011

$620
$627
$622
$662
$660
1Q2010
2Q2010*
3Q2010
4Q2010*
1Q2011*

12 William Blair & Company Growth Stock Conference
Evaluation of Expense Base
+6.5%
Year-over-year expense
growth outpaced revenue
growth** by 2.0 percentage
points in the 1
st
quarter of
2011.
We are pursuing expense
initiatives that will slow the rate
of future expense growth.
*NOTE: The second and fourth quarters of 2010 and the first quarter of 2011 exclude Visa related benefits of $13 million,
$20 million and $10 million, respectively. The first quarter of 2011 also excludes acquisition related expenses of $3 million.
**NOTE: Revenue growth is adjusted to exclude securities lending mark-to-market impacts, which totaled $38 million in the first quarter of 2010 and $114 million for the full year 2010.

northerntrust.com © 2011 Northern Trust Corporation Service Expertise Integrity Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E Concluding Thoughts

14 William Blair & Company Growth Stock Conference
Market Leader in Focused Businesses
Best Private Bank in North America (Financial Times, November 2010 and 2009)
Custodian of the Year
(Professional
Pensions – UK Pensions Awards, May 2010 and 2011)
One of the largest Fund Administrators in Ireland and Guernsey
11   largest manager of worldwide institutional assets (Pensions & Investments, May 2010)
Strong History of Organic Growth
Assets under custody CAGR of 11% 2001 – 1Q2011
Net new business up 28% in 2010 versus prior year
Distinctive Financial Strength
85% of securities portfolio rated triple A
NPAs to loans relatively low at 1.36%
Tier 1 Common Equity ratio of 13.0%
96% of total Tier 1 Capital is Tier 1 Common Equity
Invested & Experienced Management Team
Combined service at Northern Trust of 216 years
As of March 31, 2011
Strategically Positioned for Growth
th

northerntrust.com
© 2011 Northern Trust Corporation
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
northerntrust.com
© 2011 Northern Trust Corporation
Service Expertise Integrity Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
Northern Trust
Corporation
Frederick H. Waddell
Chairman & Chief Executive Officer
William Blair & Company
31
st
Annual Growth Stock Conference
The Four Seasons Hotel
Chicago
June 14, 2011